UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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L3HARRIS TECHNOLOGIES, INC.
1025 West NASA Boulevard
Melbourne, Florida 32919

Dear Fellow Shareholder:

By now you should have received your proxy materials in connection with the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of L3Harris Technologies, Inc. (“L3Harris”).  As recently announced, our Board of Directors has changed the Annual Meeting from an in-person meeting to a virtual-only meeting via live audio webcast, though still to be held on Friday, April 24, 2020 at 9:30 a.m. Eastern Time, in response to current public health guidance regarding the coronavirus (COVID-19) pandemic and for the safety of participants.

It remains very important that your shares are represented and voted at the Annual Meeting, regardless of the number of shares you own or whether you are able to participate in the meeting webcast.  If you have already voted, we thank you for taking the time to exercise your right to make your voice heard.

If you have not already voted, please take a moment to vote at your earliest convenience.  You should carefully read and consider the information contained in the proxy statement, dated March 12, 2020, for the 2020 Annual Meeting of Shareholders of L3Harris (the “Proxy Statement”) to inform your vote.

For the reasons set forth in the Proxy Statement, our Board of Directors unanimously recommends that you vote:

FOR  the election of the 12 nominees for director named in the Proxy Statement for a one-year term expiring at the 2021 Annual Meeting of Shareholders (Proposal 1),

FOR  the approval, in an advisory vote, of the compensation of our named executive officers as disclosed in the Proxy Statement (Proposal 2),

FOR  the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2020 (Proposal 3),

FOR  an amendment of our Restated Certificate of Incorporation to eliminate the supermajority voting and “fair price” requirements for business combinations involving interested shareholders (Proposal 4),

FOR  an amendment of our Restated Certificate of Incorporation to eliminate the “anti-greenmail” provision (Proposal 5),

FOR  an amendment of our Restated Certificate of Incorporation to eliminate the cumulative voting provision that applies when we have a 40% shareholder (Proposal 6), and

AGAINST  the shareholder proposal to permit the ability of shareholders to act by written consent, if such proposal is properly presented at the Annual Meeting (Proposal 7).

With the Annual Meeting fast approaching, we encourage you to vote promptly using any method available to you described in the enclosed proxy/voting instruction card.  If you need assistance voting, or have any questions, please contact our proxy solicitor, Georgeson, toll-free at 1-888-613-9817.

Thank you, in advance, for your prompt attention to this very important matter.

Sincerely,

William M. Brown
Chairman and Chief Executive Officer

 ----..   L3HARRIS  YOUR VOTE  IS IMPORTANT!  t t t t t I  VOTE BYAPRIL 23, 2020  I  I   'I

     Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners)  Date          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION FOR YOUR RECORDS  E92970-Z76547-P35585  L3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919  ! ! !! ! !  1c. Peter W. Chiarelli  !  !  !  3.  Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2020  !  !  !  1d. Thomas A. Corcoran  !  !  !  4.  Approval of an Amendment to Our Restated Certificate of  !  !  !  ! ! !! ! !! ! !  !  For Against Abstain  ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !  1e. Thomas A. Dattilo  1h. Lewis Kramer  1f. Roger B. Fradin  1g. Lewis Hay III  1i. Christopher E. Kubasik  1l. Lloyd W. Newton  1j. Rita S. Lane  1k. Robert B. Millard  THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYL3HARRIS TECHNOLOGIES, INC. PROXY/VOTING INSTRUCTION CARDThe Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1; "FOR" Proposals 2 through 6; and "AGAINST" Proposal 7.  1.  Election of Directors for a Term Expiring at the 2021 Annual Meeting of ShareholdersNominees:1a. Sallie B. Bailey1b. William M. Brown  2.  Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement  Incorporation to Eliminate the Supermajority Voting and "Fair Price" Requirements for Business Combinations Involving Interested Shareholders  5.  6.  7.  Approval of an Amendment to Our Restated Certificate of Incorporation to Eliminate the "Anti-Greenmail" ProvisionApproval of an Amendment to Our Restated Certificate of Incorporation to Eliminate the Cumulative Voting Provision that Applies When We Have a 40% ShareholderShareholder Proposal to Permit the Ability of Shareholders to Act by Written Consent  NOTE: If this proxy/voting instruction card is properly executed, then the undersigned’s shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, as may otherwise be provided in the plan. The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2020 Annual Meeting or any adjournments or postponements thereof.  For address changes and/or comments, please check this box and write them on the back where indicated.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  For Against Abstain! ! !    YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.VOTE BY INTERNET - www.proxyvote.comUse the Internet to submit your proxy/voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 23, 2020. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy/voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by L3Harris in printing and mailing proxy materials, you can elect to receive all future proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To elect electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to submit your proxy/voting instructions up until 11:59 P.M. Eastern Time on April 23, 2020. Have your proxy/voting instruction card in hand when you call and then follow the instructions.NOTE: Your Internet or phone voting instructions authorize the named proxies and/or provide the Plan Trustee with instructions to vote these shares in the same manner as if you marked, signed, dated and returned your proxy/voting instruction card.VOTE BY MAIL (ONLY IF NOT VOTING BY INTERNET OR PHONE)Mark, sign and date your proxy/voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

       Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 24, 2020:The Notice of 2020 Annual Meeting and Proxy Statement and Transition Report for Fiscal Transition Period Ended January 3, 2020 are available at www.proxyvote.com.  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.(See reverse side for information on how to submit your proxy/voting instructions by Internet, by phone or by mail.)  Address Changes/Comments:     E92971-Z76547-P35585L3HARRIS TECHNOLOGIES, INC.Annual Meeting of Shareholders April 24, 2020, 7:30 AM Mountain TimeThis proxy is solicited on behalf of the Board of Directors of L3Harris Technologies, Inc. ("L3Harris") and the Trustees of various retirement plans sponsored by L3Harris.You are receiving this proxy/voting instruction card because you are a registered shareholder and/or a participant in the L3Harris Stock Fund through a retirement Plan sponsored by L3Harris. This proxy/voting instruction card revokes all prior proxies/voting instructions given by you. If you are voting by mail with this proxy/voting instruction card, please mark your choices and sign and date on the reverse side exactly as your name or names appear(s) there. If shares are held in the name of joint holders, each should sign. If you are signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such.If the undersigned is a registered shareholder, the undersigned hereby appoints WILLIAM M. BROWN, JESUS MALAVE, JR. and SCOTT T. MIKUEN, and each of them, with power to act without the others and with full power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy/voting instruction card, all the shares of L3Harris common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of L3Harris to be held on April 24, 2020 or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. If this proxy/voting instruction card has been properly executed but the undersigned has provided no voting instructions, then the undersigned’s shares will be voted "FOR" the election of the Board of Directors’ nominees listed in Proposal 1; "FOR" Proposals 2 through 6; and "AGAINST" Proposal 7.If the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, the undersigned hereby instructs the applicable plan Trustee to vote, as instructed on the reverse side of this proxy/voting instruction card, the shares allocable to the undersigned's L3Harris Stock Fund account at the Annual Meeting of Shareholders of L3Harris Technologies, Inc. to be held on April 24, 2020 or at any adjournments or postponements thereof. If the undersigned does not provide voting instructions, the applicable plan Trustee will vote such shares in the same proportion as the shares for which other participants in the L3Harris Stock Fund through such plan have timely provided voting instructions, except as otherwise provided in accordance with ERISA.  (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)Continued and to be marked, signed and dated on reverse side